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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



       Date of Report (Date of earliest event reported): October 26,1994



                              HUDSON FOODS, INC.
            (Exact name of registrant as specified in its charter)



       Delaware                         1-9050                 71-0427616
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation                File Number           Identification No.)



                               1225 Hudson Road
                            Rogers, Arkansas  72756
                   (Address of principal executive offices)


                                (501) 636-1100
             (Registrant's telephone number, including area code)


                                Note Applicable
         (Former name or former address, if changed since last report)


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Item 1. Changes in Control of Registrant

        Not applicable.

Item 2. Acquisition or Disposition of Assets

        Not applicable.

Item 3. Bankruptcy or Receivership

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

        Not applicable.

Item 5. Other Events

    On October 26, 1994, Hudson Foods, Inc. issued a press release announcing results for the year ended October 1, 1994.

Item 6. Resignations of Registrant's Directors

        Not applicable.

Item 7. Financial Statements and Exhibits

        (a) Financial statements of businesses acquired.

            Not applicable.

        (b) Pro forma financial information.

            Not applicable.

        (c) Exhibits.

            1. Press Release, dated October 26, 1994.

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Item 8. Change in Fiscal Year

        Not applicable.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          HUDSON FOODS, INC


Dated October 26, 1994                    By: /s/ Tommy D. Reynolds
                                             -----------------------
                                             Tommy D. Reynolds
                                             Secretary/Treasurer





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